SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                               [Amendment No.   ]

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12


                           MOYCO TECHNOLOGIES, INC.
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                (Name of Registrant as Specified in Its Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


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    4) Proposed maximum aggregate value of transaction:


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*Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_______________________________________________

    2) Form Schedule or Registration Statement No.:__________________________

    3) Filing Party:_________________________________________________________

    4) Date Filed:___________________________________________________________

                           MOYCO TECHNOLOGIES, INC.
                      (Formerly Moyco Industries, Inc.)
                              200 Commerce Drive

                     Montgomeryville, Pennsylvania 18936
                         --------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD DECEMBER 6, 1995

To the Stockholders of Moyco Technologies, Inc.

   Notice is hereby given that the Annual Meeting of Stockholders of Moyco Technologies, Inc. will be held at the offices of the Company, 200 Commerce Drive, Montgomeryville, Pa. 18936, on Wednesday, December 6, 1995, at 1:00 p.m., Eastern Standard Time, for the following purposes:

       1. Election of Five (5) directors for the ensuing year.

       2. Ratification of name change to Moyco Technologies, Inc. which was voted at Board of Directors meeting of September 20, 1995.

       3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Only stockholders of record as of the close of business on November 3, 1995, will be entitled to notice of or to vote at the meeting or any adjournment or adjournments thereof. The Company's transfer books will not be closed.

   Whether or not you intend to be present in person at the meeting, please sign, date and promptly return the enclosed Proxy. If you attend the meeting and vote in person, the Proxy will not be used.

                                          By the order of the Board of Directors

                                          /s/  William Woodhead
                                          -----------------------------------
                                          William Woodhead,
                                          Secretary

Dated: November 22, 1995

                            MOYCO TECHNOLOGIES, INC.
                               200 COMMERCE DRIVE
                       MONTGOMERYVILLE, PENNSYLVANIA 18936
                           --------------------------
                                PROXY STATEMENT
                           --------------------------

   The accompanying Proxy is solicited by the management of Moyco Technologies, Inc. (hereinafter called the "Company"). All shares represented by proxies will be voted at the annual meeting of shareholders on December 6, 1995, and all adjournments thereof in the manner designated, or if no designation is made, they will be voted for the election of the directors. This Proxy Statement and the accompanying form of Proxy are being mailed to the stockholders on or about November 22, 1995. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by delivery of a written instrument of revocation to the office of the Company, 200 Commerce Drive, Montgomeryville, Pennsylvania 18936, or at the meeting without, however, affecting any vote previously taken. The presence of a stockholder at the meeting will not operate to revoke a proxy, but the casting of a ballot by stockholder who is present at the meeting will revoke a proxy as to the matter on which the ballot is cast.

   The Company will bear the cost of soliciting proxies. Proxies are being solicited by mail and, in addition, directors, officers and employees of the Company may solicit proxies personally or by telephone or telegraph. The Company will reimburse custodians, brokerage houses, nominees and other fiduciaries for the cost of sending proxy material to their principals. The Company will not use the services of a professional organization.

   Only stockholders of record as of the close of business on November 3, 1995 will be entitled to vote at the meeting. Outstanding voting securities of the Company on that date were 4,010,415 shares of common stock. Each of the outstanding shares is entitled to one vote. The holders of stock do not have cumulative voting rights.

   Stock may be voted in person or by proxy appointed by a writing signed by a stockholder. No proxy will be revoked by the death or incapacity of the maker unless written notice of such death or incapacity is given to the Company by the fiduciary having control of the shares represented by the proxy.

   The Company's annual report to the stockholders for its fiscal year ended June 30, 1995, including audited financial statements, is being mailed to all stockholders herewith.

                            PRINCIPAL STOCKHOLDERS

   The only persons who owned of record, or were known by the Company to own beneficially, on November 3, 1995, more than 5% of the Company's outstanding Common Stock are the following:

                                             Amount         Percentage
                                          Beneficially          of
Title of Class      Name and Address          Owned            Class
---------------     ----------------      ------------      -----------
Common Stock       Marvin E. Sternberg      2,922,565(1)(2)    72.87%
                   937 Mt. Pleasant Rd.
                   Bryn Mawr, PA 19010

------
(1) Of these shares 2,408,355 shares are held by Marvin E. Sternberg, both of record and beneficially; 16,900 shares are held by Susan Sternberg, wife of Marvin E. Sternberg, both of record and beneficially; and 497,310 shares are held by Susan Sternberg and T. Allen Lipsky, as trustees of trusts consisting of 165,770 shares each for the respective beneficial interests of Joseph S. Sternberg, Mark E. Sternberg and Janet L. Sternberg, children of Marvin E. Sternberg and Susan Sternberg.

(2) None of Marvin E. Sternberg, Susan Sternberg nor T. Allen Lipsky claim any beneficial interests in the shares herein described which are not listed herein as being held for his or her respective legal and beneficial interest.

                            ELECTION OF DIRECTORS

   The persons named in the accompanying proxy intend to vote for the following persons as directors of the Company, such persons to hold office until the next annual meeting of the stockholders and until their successors are duly elected and qualified:

                            Amount Beneficially   Percent of Total
                                 Owned at           Outstanding
           Name              November 3, 1995      Common Shares
           ----              ----------------      -------------
Marvin E. Sternberg  ....        2,922,565             72.87%
Jerome Lipkin  ..........          119,600              2.98%
William Woodhead  .......           10,025               .25%
Irvin Paul  .............             None                 --
Marvin Cravetz  .........             None                 --
All Directors as a Group         3,052,190             76.10%

------
(1) Including 497,310 shares held by independent trustees for the benefit of Mr. Sternberg's children, and 16.900 shares held by Susan Sternberg, wife of Mr. Sternberg.

   Marvin E. Sternberg (age 61) is the Chairman of the Board, President and a director of the Company. He has been an officer and director of the Company since 1974.

   Jerome Lipkin (age 62) joined the Company in 1974 as assistant to the Vice President. He was elected Vice President in Charge of Operations in 1978, as well as to the Board of Directors.

   William Woodhead (age 58) joined the Company in January 1985 as Controller. He was elected Secretary and a Director in December of 1985.

   Dr. Irvin Paul (age 66) is engaged in the practice of dentistry with offices in Upper Darby, Pennsylvania and has been a director of the Company since 1975.

   Dr. Marvin Cravetz D.D.S. (age 58) was engaged in the practice of dentistry with offices in Hatboro, Pennsylvania and has been a director of the Company since 1985.

               INFORMATION REGARDING THE BOARD OF DIRECTORS AND
                     THE AUDIT AND COMPENSATION COMMITTEE

   Marvin E. Sternberg, Jerome Lipkin, and William Woodhead attended the only formal board meeting held during the course of the fiscal year. Messrs. Paul and Cravetz did not attend this meeting. There were additional informal meetings held at least once a month attended by the above-mentioned three directors. Neither employee nor non-employee directors of the Company are compensated for their services as directors; however, travel expenses incurred to attend a meeting are reimbursable. The Board of Directors has no standing Nominating Committee.

   The Board of Directors of the Company has an Audit and Compensation Committee consisting currently of Messrs. Sternberg (Chairman), Lipkin and Woodhead. The function of the Committee concerning Audit is to make recommendations to the Board regarding the engagement of the Company's independent auditor, to review arrangements for and scope of the independent audit and to review the scope of any non-audit services which might be performed for the Company by the independent auditor. The function of the Committee concerning Compensation is to review compensation of officers and to review transactions in which officers, directors or employees may have a potential conflict of interest. During the fiscal year ended June 30, 1995, there were several informal meetings of the members at which Committee business was discussed.

                    REMUNERATION OF OFFICERS AND DIRECTORS

   The following table sets forth information concerning cash compensation paid to each of the three most highly compensated executive officers of the Company whose cash compensation exceeded $100,000 and to all officers including "executive officers" of the Company as a group for services rendered to the Company during fiscal 1995:

                                                                                     (C)
                                                                           Cash and Cash-Equivalent
                                                                              Form of Renumeration
                                                                           ------------------------
         (A)                      (B)                         (C1)                   (C2)
       Name of                                                                  Securities or
     Individual                                          Salaries, Fees,      Property Insurance
      Or Number                Capacities                Directors Fees,         Benefits or
     Of Persons                 In Which                   Commissions          Reimbursement,
      In Group                   Served                    and Bonuses        Personal Benefits
      --------                   ------                    -----------         -----------------
Marvin E. Sternberg .....  Chairman of the Board and        $270,000                  *
                             President
Jerome Lipkin  ..........  Vice President                    113,200
William G. Woodhead .....  Secretary-Treasurer                85,700
Officers and Directors as a Group (5) ..............        $468,900                  *

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* Less than 10% of compensation for any individual.

   Key Employee Stock Option Plan was approved at the Annual Meeting of Stockholders held December 9, 1992 by a majority of the shares voted.

   The Company Stock Option Committee for the next fiscal year ending June 30, 1996, will be composed of Marvin E. Sternberg, Jerome Lipkin and William Woodhead and is responsible for the administration of the Company Key Employee Stock Option Plan of October 30, 1992.

   Profit Sharing and 401(k) Plan: Under the Profit Sharing Plan, the Company contributes to the Plan based on earnings of the Company with the amount determined by the Board of Directors each year.

   Under the 401(k) Plan, the Company contributes up to 3% percent of the first 6% of each employee's contribution.

   These plans serve to retain employees and executives since profit sharing funds and employee 401(k) contribution funds do not fully vest until after the seventh year of employment with the Company.

   The following table sets forth information concerning payments and contributions by the Company under the Profit Sharing Plan and under a 401K Plan of the Company to or for each of the executive officers of the Company, for all executive officers as a group and for all employees as a group excluding the executive officers.

                                                 (B)                                           (C)
          (A)                             Profit Sharing Plan                          401K Plan for period
    Name of Executive                   for period of Fiscal Year                         of Fiscal Year
  Officer and capacity        -------------------------------------------   -------------------------------------------
      in which served             1993           1994           1995           1993            1994           1995
 --------------------------   ------------   ------------    ------------   ------------   ------------   ------------
Marvin E. Sternberg,
Chairman of the Board &
  President ...............    $ 2,409.09     $ 2,702.10     $ 1,433.97     $ 4,364.00      $ 5,700.00     $ 5,379.50
Jerome Lipkin,
Vice President  ...........    $   994.82     $   996.28     $   580.49     $ 2,496.00      $ 3,136.50     $ 3,396.00
William Woodhead,
Secretary/Treasurer  ......    $   644.76     $   706.05     $   396.73     $ 1,139.55      $ 2,122.50     $ 2,331.00
Total -- All Executive
  Officers ................    $ 4,048.67     $ 4,404.43     $ 2,411.19     $ 7,999.55      $10,959.00     $11,006.50
Total -- All Employees As
  A Group (excluding
  Executive Officers) .....    $20,951.33     $20,595.57     $12,588.81     $36,919.45      $48,731.19     $56,319.00


                                OTHER MATTERS

   Management does not intend to bring before the meeting any other matter and does not know of any matter which anyone else proposes to present for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the meeting, will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

   Any shareholder proposal intended to be presented at the Company's 1996 Annual Meeting must be received by the Secretary of the Company, 200 Commerce Drive, Montgomeryville, Pennsylvania 18936, no later than July 28, 1996 in order to be considered for inclusion in the proxy statement and form of proxy for such meeting.

                                   AUDITORS

   The independent public accountants for the fiscal year ended June 30, 1995 and for the current year is the firm of Heffler, Radetich & Saitta, L.L.P. A representative of Heffler, Radetich & Saitta, L.L.P. is expected to be present at the stockholders meeting. He will be given an opportunity to make a statement if he desires to do so and is expected to be available to answer questions. The accountants performed no services for the Company other than auditing during the past fiscal year. The rendering of such auditing services by Heffler, Radetich & Saitta, L.L.P was approved by the Board of Directors of the Company prior to the rendering thereof, and the Audit Committee confirmed the continued independence of said accountants.

                                             By Order of the Board of Directors

                                             /s/ William G Woodhead
                                             ----------------------------------
                                             Secretary

Dated: November 22, 1995

PROXY
                           MOYCO TECHNOLOGIES, INC.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints William Woodhead and Marvin E. Sternberg, or either of them, with full power of substitution and revocation, proxies for the undersigned to attend and to vote all shares of Common Stock of MOYCO TECHNOLOGIES, INC. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held at the offices of the Company at 200 Commerce Drive, Montgomeryville, Pa. 18936 on Dec. 6, 1995 at 1:00 P.M. (Eastern Standard Time) and at any adjournments thereof as follows.

1. ELECTION OF DIRECTORS
   [ ] FOR all nominees listed below (except
       as marked to the contrary below)
   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

Marvin E. Sternberg    Jerome Lipkin    William Woodhead    Irvin Paul
                              Marvin Cravetz

INSTRUCTION; TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
             THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

             ----------------------------------------------------------------
                          (Please date and sign on reverse side)

                        (Continued from reverse side)
2. Ratification of new name change to Moyco Technologies, Inc. which was voted at the Board of Directors meeting of September 20, 1995.

3. In their discretion, upon such other matters as may properly come before the meeting.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

   When shares are held by joint owners, all must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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                              Please Print Name

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                              Please Print Name
Dated:------, 1995

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                Signature (sign exactly as name appears below)

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                        Signature of co-owner, if any